Exhibit 10.1

                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made and entered into as of the 15th day of December, 2003, by and between RARE HOSPITALITY MANAGEMENT, INC., a Delaware corporation (hereinafter referred to as the "Company"), and BENJAMIN WAITES, a resident of the State of Georgia (hereinafter referred to as the "Executive");

                                   WITNESSETH:

     The Company, its parent and subsidiaries (collectively, "RARE" and individually, a "RARE Entity") are engaged in the business of owning, operating and franchising the operation of restaurants under the names LongHorn Steakhouse(R), The Capital Grille(R), Bugaboo Creek Steak House(R) and others. Executive currently serves in the position of Vice President of Finance for the Company, and the Executive desires to be assured of this position on the terms and conditions set forth in this Agreement. The Company desires to continue to employ the Executive on such terms and conditions.

     In the course of Executive's employment, Executive has gained and will gain knowledge of the business, affairs, customers, franchisees, plans and methods of RARE, has been and will be trained at the expense of RARE in the development, opening, operation and management of RARE's restaurants through the use of techniques, systems, practices and methods used and devised by RARE, has had and will have access to information relating to RARE's customers and their preferences and dining habits and has and will become personally known to and acquainted with RARE's suppliers and managers in the Restricted Area (as defined in this Agreement) thereby establishing a personal relationship with such suppliers and managers for the benefit of RARE.

     The Company would suffer irreparable harm if Executive were to use such knowledge, information and personal relationships related to RARE and its business that are obtained and developed in the course of Executive's employment with the Company, other than in the proper performance of his duties for the Company.

     In consideration of the sum of $1.00 in hand paid by the Company to Executive, the receipt and sufficiency of which are hereby acknowledged, and the mutual covenants and obligations contained herein, the Company and Executive hereby agree as follows:

     1. Employment. The Company hereby agrees to continue to employ Executive, and Executive hereby accepts such continued employment and agrees to perform his duties and responsibilities hereunder, in accordance with the terms and conditions hereinafter set forth.

     1.1. Employment Term. The employment term of this Agreement shall commence on the date hereof (the "Commencement Date") and shall continue as employment at will until terminated by the Company or Executive for any reason. The period from the Commencement Date until the employment term is terminated by the Company or Executive is hereinafter referred to as the "Employment Term."

     1.2 Duties of Executive. Executive agrees that during the Employment Term, he will devote his full professional and business-related time, skills and best efforts to the business of RARE, initially in the capacity of Vice President of Finance for the Company, and subsequently in such capacity or capacities as shall be determined by the Company. In addition, Executive shall devote his full time and his best efforts to the performance of any other reasonable duties as may be assigned to him from time to time by the Company, and he shall abide by the employment and other corporate policies of the Company established from time to time. Executive shall devote all of his full professional and business-related skills solely to the affairs of RARE, and shall not, during his employment, unless otherwise agreed to in advance in writing by the Company, seek or accept other employment, become self-employed in any other capacity during the term of his employment, or engage in any activities which are detrimental to the business of RARE. Notwithstanding the foregoing, Executive may engage in personal investment activities provided such activities do not interfere with Executive's performance of his full-time employment duties under this Agreement. Executive shall perform his duties, primarily, in the Atlanta, Georgia metropolitan area.

     2. Compensation and Benefits.

     2.1 Base Compensation. For all the services rendered by Executive hereunder, the Company shall pay Executive an annual salary at the rate of One Hundred Forty-Seven Thousand Dollars ($147,000) for each full year of the Employment Term, plus such additional amounts, if any, as may be approved by the Company ("Base Compensation"), payable in installments at such times as the Company customarily pays its other executives generally (but in any event no less often than monthly). The Company agrees that the Executive's salary will be reviewed at least annually to determine if an increase is appropriate, which increase shall be in the sole discretion of the Company. Executive's salary shall be prorated for any partial calendar year during which this Agreement remains in effect.

     2.2 Bonus Awards. In addition to the Base Compensation, during the Employment Term Executive shall be eligible for a bonus determined and paid in accordance with the bonus program for employees of the Company, as approved by the Company from time to time. Unless otherwise set forth in this Agreement, Executive must be employed by the Company on the date the bonus is paid to executive employees generally in order to be entitled to a bonus for that year.

     2.3 Other Benefits. In addition to all other compensation paid or payable from the Company to Executive hereunder, during the Employment Term Executive shall be entitled to participate in any supplemental life insurance plan maintained for Vice President level executives and participate in any and all other employee benefit programs maintained by the Company for the benefit of its executive employees generally, in accordance with and subject to the terms and conditions of such programs.

     2.4 Expenses. In addition to the compensation described in this Agreement, the Company shall promptly reimburse Executive for all reasonable expenses incurred by him in the performance of his duties under this Agreement and vouched to the reasonable satisfaction of appropriate officers of the Company, pursuant to established procedures.

         3.       Payment upon Termination.

     (a) Upon termination of the Employment Term for Cause (as defined in Exhibit A attached hereto and incorporated herein by reference), Executive shall be entitled to receive the compensation owed to Executive but unpaid for performance rendered under this Agreement as of the date of termination and any additional compensation he may be entitled to receive under the terms of any employee benefit plan offered by the Company.

     (b) Upon termination of the Employment Term by the death of Executive, Executive's estate shall be entitled to receive the compensation under Section
2.1 owed to Executive but unpaid for performance rendered under this Agreement as of the date of death, and any additional compensation Executive's estate may be entitled to receive under the terms of any employee benefit plan offered by the Company. Executive's estate shall also be entitled to receive Executive's pro rata share (based on days worked before death) of the bonus to which he would have been entitled if he had (i) been an employee on the date bonuses for the then-current fiscal year were distributed and (ii) achieved his individual bonus plan goals, if any. The bonus payment shall be made as and when bonus payments, if any, would otherwise be payable under Section 2 of this Agreement.

     (c) In the event that during the Employment Term Executive becomes Disabled and the Company thereafter terminates Executive's employment during the continuation of such Disability, Executive shall be entitled to receive the compensation under Section 2.1 owed to Executive but unpaid for performance rendered under this Agreement as of the date of termination, and any additional compensation Executive may be entitled to receive under the terms of any employee benefit plan offered by the Company. Executive shall be also entitled to receive his pro rata share (based on days worked before the commencement of the ninety-day period required for a Disability) of the bonus to which he would have been entitled if he had (i) been an employee on the date bonuses for the then-current fiscal year were distributed and (ii) achieved his individual bonus plan goals, if any. The bonus payments shall be made as and when salary and bonus payments, if any, would otherwise be payable under Section 2 of this Agreement.

     (d) In the event that the Company terminates Executive's employment for any reason other than those set forth in subsections (a), (b) or (c) above, unless the provisions of Section 3(e) apply, Executive shall be entitled to receive the compensation under Section 2.1 owed to Executive but unpaid for performance rendered under this Agreement as of the date of termination and the Company will be obligated to pay Executive his Base Compensation as of the date of termination of such employment from the date of such termination for six (6) months. Such payment shall be made over a six-month period as and when salary would otherwise be payable under Section 2 of this Agreement.

     (e) In the event that (i) during the Employment Term a Change in Control (as defined in Exhibit A attached hereto) shall occur and (ii) within twelve
(12) months following the occurrence of the Change in Control, the Company demotes Executive other than for Cause, effects an involuntary transfer of Executive to a location more than fifty (50) miles from Executive's place of residence or terminates Executive's employment other than for Cause then, in lieu of the amounts payable pursuant to Section 3(d) Executive shall be entitled to receive the compensation under Section 2.1 as owed to Executive but unpaid for performance rendered under this Agreement as of the date of termination of such employment, and the Company will be obligated to pay Executive an additional amount equal to the sum of (x) his annual Base Compensation as of the date of termination of such employment plus (y) an amount equal to the bonus paid to Executive pursuant to Section 2.2 for the calendar year immediately preceding the calendar year in which the termination of employment occurs. Such payment shall be made within thirty (30) days following termination of Executive's employment.

     (f) Payments made pursuant to this Section 3 are in lieu of any other obligations to Executive pursuant to the terms of this Agreement.

     4. Noncompetition. Executive covenants and agrees that during the term of his employment by the Company and for a period of one (1) year immediately following the termination of Executive's employment by the Company for any reason whatsoever, Executive will not, within the area described on Exhibit B hereto (the "Restricted Area"), directly or indirectly compete with RARE in connection with a business, any significant portion of which involves the development, opening, operation or franchising of restaurants that derive more than thirty percent (30%) of their food sales from steak products, if a RARE Entity is still engaged in such business in such area.

     4.1 Definition of "Compete." For the purposes of this Agreement, the term "compete" shall mean the providing of general management, supervisory or consulting services for the development, operation or franchising of restaurants that derive more than thirty percent (30%) of their food sales from steak products.

     4.2 Direct or Indirect Competition. For the purposes of this Agreement, the words "directly or indirectly" as they modify the word "compete" shall mean (i) acting as an agent, representative, consultant, officer, director, independent contractor, or employee engaged in a management capacity with any entity or enterprise which is carrying on a business any significant portion of which involves the development, opening, or operation of restaurants offering steak products as at least thirty percent (30%) of their food sales, (ii) participating in any such competing entity or enterprise as an owner, partner, limited partner, joint venturer, creditor or stockholder (except as a stockholder holding less than one percent (1%) interest in a corporation whose shares are actively traded on a regional or national securities exchange or in the over-the-counter market), or (iii) communicating to any such competing entity or enterprise the names or addresses or any other information concerning any employee or supplier of a RARE Entity or any successor to the goodwill of a RARE Entity with respect to the business of a RARE Entity.

     5. Confidentiality. Executive recognizes and acknowledges that by reason of his employment by and service to the Company, he will have access to all trade secrets and other confidential information of RARE including, but not limited to, confidential: pricing information, marketing information, sales techniques of RARE, confidential records, RARE's expansion plans, restaurant development and marketing techniques, operating procedures, training programs and materials, business plans, franchise arrangements, plans and agreements, information regarding suppliers, product quality and control procedures, financial statements and projections and other information regarding the operation of RARE's restaurants (hereinafter referred to as the "Confidential Information"). Executive acknowledges that such Confidential Information is a valuable and unique asset of RARE and covenants that he will not, either during the term of his employment by the Company or for a period of two (2) years thereafter, disclose any such Confidential Information to any person for any reason whatsoever (except as his duties for the Company may require) without the prior written authorization of the Company's Chief Executive Officer. Executive agrees that he will not copy any Confidential Information except as the performance of his duties for the Company may require and that upon the termination of his employment by the Company, he shall return all Confidential Information and any copies thereof in his possession to the Company. Executive hereby acknowledges and agrees that the prohibitions against disclosure of Confidential Information recited herein are in addition to, and not in lieu of, any rights or remedies which the Company may have available pursuant to the laws of any jurisdiction or at common law to prevent the disclosure of trade secrets or proprietary information, and the enforcement by the Company of its rights and remedies pursuant to this Agreement shall not be construed as a waiver of any other rights or available remedies which it may possess in law or equity absent this Agreement. Notwithstanding the foregoing, the Company acknowledges and agrees that nothing contained herein shall restrict or otherwise prohibit or prevent disclosure of Confidential Information pursuant to legal proceedings, subpoena, civil investigative demand or other similar process. Executive agrees that if disclosure of Confidential Information is requested or required pursuant to any such process, he shall provide the Company with prompt written notice of any such request or requirement so that RARE may seek a protective order or other appropriate remedy and/or waive compliance with the provisions of this Agreement. If, in the absence of a protective order or other remedy or the receipt of a waiver by the Company, Executive is nonetheless, legally compelled to disclose Confidential Information to any tribunal or other agency, Executive may, without liability hereunder, disclose to such tribunal or other agency only that portion of the Confidential Information which Executive is legally required to disclose, Executive agrees to cooperate with RARE to obtain an appropriate protective order or other reliable assurance that such tribunal or other agency will accord the Confidential Information confidential treatment. The Company also acknowledges and agrees that Confidential Information shall not include any information (a) known by Executive prior to his employment by the Company and learned by Executive other than as a result of his employment relationship with any RARE Entity, (b) independently developed by the Executive outside of the scope of his employment relationship with any RARE Entity or (c) that is or becomes publicly available through no breach by the Executive of his obligation to the Company.

     6. Non-Solicitation of Employees. Executive covenants that during the term of his employment by the Company, and during the two (2) year period immediately following the termination of such employment, Executive will neither directly nor indirectly induce or attempt to induce any employee of a RARE Entity to terminate his or her employment to go to work for any other employer in a business competing with that of RARE. For purposes of this Section 6, "neither directly nor indirectly" means Executive shall neither (i) take the prohibited action himself, (ii) act as agent, representative, consultant, recruiter or independent contractor for anyone with regard to taking the prohibited action, nor (iii) communicate to any such person the names, addresses, telephone numbers or any other information concerning an employee of any RARE Entity.

     7. Hiring of Employees. Executive covenants that during the term of his employment by the Company, and during the one (1) year period immediately following the termination of such employment, Executive will neither directly nor indirectly hire any salaried employee of a RARE Entity. For purposes of this
Section 7, "neither directly nor indirectly" means Executive shall neither (i) take the prohibited action himself, (ii) act as agent, representative, consultant, recruiter or independent contractor for anyone with regard to taking the prohibited action, nor (iii) communicate to any such person the names, addresses, telephone numbers or any other information concerning an employee of any RARE Entity.

     8. Property of Company. Executive acknowledges that from time to time in the course of providing services pursuant to this Agreement he shall have the opportunity to inspect and use certain property, both tangible and intangible, of RARE Entities, and Executive hereby agrees that said property shall remain the exclusive property of those RARE Entities and the Executive shall have no right or proprietary interest in such property, whether tangible or intangible, including, without limitation, franchise and supplier lists, contract forms, books of account, training and operating materials and similar property.

     9. Developments. All developments, including inventions, whether patentable or otherwise, trade secrets, discoveries, improvements, ideas and writings which either directly or indirectly relate to or may be useful in the business of the Company or any RARE Entity (the "Developments") which Executive, either by himself or in conjunction with any other person or persons, has conceived, made, developed, acquired or acquired knowledge of during his employment by the Company or which Executive, either by himself or in conjunction with any other person or persons, shall conceive, make, develop, acquire or acquire knowledge of during the Employment Term, shall become and remain the sole and exclusive property of the Company. Executive hereby assigns, transfers and conveys, and agrees to so assign, transfer and convey, all of his right, title and interest in and to any and all such Developments and to disclose fully as soon as practicable, in writing, all such Developments to the Chief Executive Officer of the Company. At any time and from time to time, upon the request and at the expense of the Company, Executive will execute and deliver any and all instruments, documents and papers, give evidence and do any and all other acts which, in the opinion of counsel for the Company, are or may be necessary or desirable to document such transfer or to enable the Company to file and prosecute applications for and to acquire, maintain and enforce any and all patents, trademark registrations or copyrights under United States or foreign law with respect to any such Developments or to obtain any extension, validation, reissue, continuance or renewal of any such patent, trademark or copyright. The Company will be responsible for the preparation of any such instruments, documents and papers and for the prosecution of any such proceedings and will reimburse Executive for all reasonable expenses incurred by him in compliance with the provisions of this Section.

     10. Reasonableness. The restrictions contained in Sections 4, 5, 6 and 7 are considered by the parties hereto to be fair and reasonable and necessary for the protection of the legitimate business interests of the Company.

     11. Equitable Relief. Executive acknowledges that the services to be rendered by him are of a special, unique, unusual, extraordinary, and intellectual character, which gives them a peculiar value, and the loss of which cannot reasonably or adequately be compensated in damages in an action at law; and that a breach by him of any of the provisions contained in Sections 4, 5, 6 and 7 of this Agreement will cause the Company irreparable injury and damage. Executive further acknowledges that he possesses unique skills, knowledge and ability and that any material breach of the provisions of Sections 4, 5, 6 and 7 of this Agreement would be extremely detrimental to the Company. By reason thereof, Executive agrees that the Company shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to injunctive and other equitable relief to prevent or curtail any breach of the provisions of Sections 4, 5, 6 and 7 of this Agreement by him.

     12. Survival of Provisions. The provisions of Sections 4 through 14, inclusive, of this Agreement shall survive the termination of this Agreement to the extent required to give full effect to the covenants and agreements contained in those sections. All provisions of this Agreement which contemplate the making of payments or the provision of consideration or other items of economic value by the Company to the Executive after the termination of this Agreement shall likewise survive the termination of this Agreement to the extent required to give full effect to such undertakings or obligations of the Company to Executive hereunder.

     13. Warranties and Representations. In order to induce the Company to enter into this Employment Agreement, Executive hereby warrants and represents to the Company that Executive is not under any obligation, contractual or otherwise, to any party which would prohibit or be contravened by Executive's continued employment by the Company and the performance of Executive's duties as Vice President of Finance for the Company or the performance of Executive's obligations under this Agreement.

     14. Successors Bound; Assignability. This Agreement shall be binding upon Executive, the Company and their successors in interest, including without limitation, any corporation into which the Company may be merged or by which it may be acquired. This Agreement is nonassignable except that the Company's rights, duties and obligations under this Agreement may be assigned to the Company's acquiror in the event the Company is merged, acquired or sells substantially all of its assets.

     15. Severability. In the event that any one or more of the provisions of this Agreement or any word, phrase, clause, sentence or other portion thereof shall be deemed to be illegal or unenforceable for any reason, such provision or portion thereof shall be modified or deleted, to the extent permissible under applicable law, in such a manner so as to make this Agreement as modified legal and enforceable to the fullest extent permitted under applicable laws.

     16. Withholding. Notwithstanding any of the terms or provisions of this Agreement, all amounts payable by the Company hereunder shall be subject to withholding of such sums related to taxes as the Company may reasonably determine it should withhold pursuant to applicable law or regulation.

     17. Headings. The headings and captions used in this Agreement are for convenience of reference only, and shall in no way define, limit, expand or otherwise affect the meaning or construction of any provision of this Agreement.

     18. Notices. Any notice required or permitted to be given pursuant to this Agreement shall be deemed sufficiently given when delivered in person or when deposited in the United States mail, registered or certified mail, postage prepaid, addressed as follows:

         If to the Company, to:             RARE Hospitality Management, Inc.
                                            8215 Roswell Road
                                            Building 600
                                            Atlanta, Georgia 30350
                                            Attention:  President

         With a copy to:                    RARE Hospitality International, Inc.
                                            8215 Roswell Road
                                            Building 600
                                            Atlanta, Georgia 30350
                                            Attention: General Counsel


         If to Executive, to:               Benjamin Waites
                                            ___________________
                                            ___________________


Any party may by written notice change the address to which notices to such party are to be delivered or mailed.

     19. Entire Agreement. This Agreement, together with Exhibit A and Exhibit B hereto, which are incorporated herein by this reference, constitutes the entire Agreement between the parties hereto with regard to Executive's employment by the Company, and there are no agreements, understandings, specific restrictions, warranties or representations, oral or written, relating to said subject matter between the parties other than those set forth herein or herein provided for. This Agreement shall replace and supercede any and all employment agreements, agreements pertaining to a change of control of the Company or any other RARE Entity, and other agreements, if any, governing the employment relationship between the parties.

     20. Counterparts. This Agreement may be executed in two or more counterparts, each of which will take effect as an original and all of which shall evidence one and the same Agreement.

     21. Amendment, Modification and Waiver. This Agreement may only be amended, modified or terminated prior to the end of its term by the mutual agreement of the parties. The waiver by either party to this Agreement of a breach of any of the provisions of this Agreement shall not operate or be construed as a waiver of any subsequent or simultaneous breach.

     22. Mitigation. Executive shall have no duty to attempt to mitigate the compensation or level of benefits payable by the Company to him hereunder and the Company shall not be entitled to set-off against the amounts payable by the Company to Executive hereunder any amounts received by the Executive from any other source, including any subsequent employer.

     23. Governing Law. All of the terms and provisions of this Agreement shall be construed in accordance with and governed by the applicable laws of the State of Georgia.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                            RARE HOSPITALITY MANAGEMENT, INC.


                                            By:_____________________________
                                                        Title:


                                            EXECUTIVE


                                            _______________________________
                                            BENJAMIN WAITES

                                INDEX TO EXHIBITS
                                -----------------


EXHIBIT                                              DESCRIPTION
-------                                              -----------


    A                                                DEFINITIONS

    B                                                RESTRICTED AREA

                                    EXHIBIT A
                                    ---------

DEFINITIONS


     As used in Section 3 of this Agreement, the following terms shall have the meanings ascribed to each below:

"Cause" means:

     (i) the Executive's breach of any material obligations under this Agreement; provided, however, that if such breach can be cured, Executive shall have thirty (30) days following receipt from the Company of written notice of such breach within which to do so before said breach is deemed to constitute "Cause" for termination;

     (ii) habitual and unauthorized absenteeism by reason other than physical or mental illness;

     (iii) chronic alcoholism or other form of substance abuse resulting in material harm or actual or potential physical danger to any RARE Entity or its employees;

     (iv) the commission by Executive of (a) a felony for which Executive is indicted or with respect to which Executive pleads nolo contendere (or any similar response), (b) any act or moral turpitude or (c) any fraud or embezzlement upon a RARE Entity; or (v) the engaging by the Executive in negligence or willful misconduct which is injurious to RARE, monetarily or otherwise.

     "Change of Control" means and includes each of the following:

     (i) The acquisition, at one time or over time, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "1934 Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 50% or more of the combined voting power of the then outstanding voting securities of the RARE Hospitality International, Inc. ("RARE Parent") entitled to vote generally in the election of directors (the "Outstanding Corporation Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control; (a) any acquisition by a Person who is on the date of this Agreement the beneficial owner of 50% or more of the Outstanding Corporation Voting Securities, (b) any acquisition by RARE Parent, or (c) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by RARE Parent or any corporation controlled by RARE Parent;

     (ii) Consummation of a reorganization, merger, share exchange or consolidation or sale of other disposition of all or substantially all of the assets of RARE Parent (a "Business Combination"), in each case unless following such Business Combination, (i) all of substantially all of the individuals and entities who were the beneficial owners of the Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns RARE Parent or all or substantially all of RARE Parent's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Corporation Voting Securities, and (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of RARE Parent or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

"Disability" or "Disabled" shall mean that by reason of any physical or mental incapacity Executive has been unable, or it is reasonably expected that he will be unable, for a period of at least ninety (90) substantially continuous days to perform his regular duties and responsibilities hereunder. In the event of any disagreement between Executive and the Company as to whether Executive is physically or mentally incapacitated, the question of such incapacity shall be submitted to an impartial and reputable physician for determination, selected by mutual agreement of Executive and the Company or, failing such agreement, selected by two physicians (one of which shall be selected by the Company and the other by Executive), and such determination of the question of such incapacity by such physician shall be final and binding on Executive and the Company. The Executive shall pay the fees and expenses of such physician.

                                    EXHIBIT B

Executive and the Company agree that for purposes of this Agreement, the "Restricted Area" shall constitute the area within fifteen (15) miles of RARE's restaurants in the following cities:

------------------------------ ------------------------------------------------------------------------------
Alabama                        Auburn, Daphne, Dothan, Hoover, Huntsville, Mobile, Montgomery, Prattville
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Arizona                        Phoenix
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Colorado                       Denver
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Connecticut                    Manchester
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Delaware                       Newark
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
District of Columbia
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Florida                        Altamonte  Springs,  Boynton  Beach,  Brandon,  Citrus Park,  Coral  Springs,
                               Daytona Beach, Davie, Delray Beach,  Destin,  Fleming Island, Ft. Lauderdale,
                               Ft.  Myers,  Hollywood,   Jacksonville  Beach,  Jacksonville,  Jensen  Beach,
                               Kissimmee,  Lake Mary, Largo, Merritt Island,  Miami, Naples, Ocala, Orlando,
                               Palm Harbor,  Pembroke  Pines,  Port Richey,  Sarasota,  St.  Augustine,  St.
                               Petersburg, Southchase, Tallahassee, Tampa, West Palm Beach, Winter Haven
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Georgia                        Albany,  Alpharetta,  Athens,  Atlanta,  Augusta,  Austell,  Buford,  Canton,
                               Cartersville,  Chamblee,  College Park, Columbus,  Conyers,  Cumming, Dalton,
                               Douglasville,   Duluth,  East  Point,   Fayetteville,   Gainesville,   Hiram,
                               Jonesboro,  Kennesaw,  Lawrenceville,  Lithonia, Macon, Marietta,  McDonough,
                               Newnan,  Orange Park,  Peachtree City, Rome, Roswell,  Savannah,  Snellville,
                               Statesboro, Tifton, Tucker, Valdosta, Warner Robbins, Woodstock
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Illinois                       Chicago, Fairview Heights
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Indiana                        Avon, Carmel, Indianapolis
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Kansas                         Kansas City, Lawrence, Leawood, Speedway, Topeka
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Kentucky                       Bowling Green, Cold Spring, Florence, Lexington, Louisville
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Maine                          Augusta, Bangor, Portland
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Maryland                       Bowie, Columbia, Gaithersburg, Germantown, Hagerstown, Landover, Waldorf
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Massachusetts                  Boston,   Braintree,   Chestnut   Hill,   Dedham,   Framingham,    Haverhill,
                               Leominister,   Marlborough,   Methuen,  Milford,  North  Attleboro,  Peabody,
                               Seekonk, Shrewsbury, Watertown, West Springfield
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Michigan                       Auburn Hills, Roseville, Troy
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Minnesota                      Minneapolis
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Missouri                       Ballwin,  Belton,  Chesterfield,  East  Columbia,  Florissant,  Independence,
                               Jefferson City, Kansas City, Lee's Summit, O'Fallon, St. Peters, Sunset Hills
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
New Hampshire                  Concord, Manchester, Newington
------------------------------ ------------------------------------------------------------------------------


------------------------------ ------------------------------------------------------------------------------
New Jersey                     Flanders,  Howell, Mt. Olive, Nashua, N. Brunswick,  Parsippany,  Piscataway,
                               Rochelle Park
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
New York                       Albany, New York, Poughkeepsie, Rochester
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
North Carolina                 Burlington,  Charlotte, Concord, Gastonia,  Greensboro,  Hickory, High Point,
                               Huntersville, Pineville, Wilmington, Winston-Salem
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Ohio                           Beaver Creek,  Boardman,  Cincinnati,  Cleveland,  Columbus,  Cuyahoga Falls,
                               Dublin,  Fairview  Park,  Independence,  Mayfield  Heights,  Maumee,  Medina,
                               Mentor,  Moraine,  North  Canton,   Pickerington,   Solon,  Springdale,   St.
                               Clairsville, West Chester, Wooster
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Pennsylvania                   Bensalem, Erie, Exton, Norristown, Philadelphia
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Rhode Island                   Providence, Warwick
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
South Carolina                 Anderson,  Columbia,  Greenville,  Hilton Head, Mt. Pleasant,  N. Charleston,
                               Rock Hill, Spartanburg
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Tennessee                      Chattanooga, Clarksville, Hermitage, Jackson, Madison, Nashville
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Texas                          Dallas, Houston
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Vermont                        Williston
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
Virginia                       Dulles, McLean
------------------------------ ------------------------------------------------------------------------------
------------------------------ ------------------------------------------------------------------------------
West Virginia                  Charleston
------------------------------ ------------------------------------------------------------------------------


Executive acknowledges and agrees that the geographical area described above is the area in which Executive will initially perform his services for the Company, and that the area in which such services are performed is intended to expand as the business of the RARE Entities grows. Executive and the Company agree that as the geographical area in which the RARE Entities conduct their business expands, the list of cities described on this Exhibit B shall be deemed to be amended, from time to time, without any further consent, action or notice on the part of the Company or Executive, to include each additional city in which any member of the RARE Entities operates a restaurant or a franchisee of a RARE Entity operates a restaurant under the terms of a franchise from the RARE Entity. Executive agrees to execute one or more amendments hereto upon the request of the Company from time to time in order to confirm such amended list.

                                      B-2